Exhibit 10.2

March 18, 2018

Partner Communications Company Ltd.
8 Amal Street
Afeq Industrial Park
Rosh-Ha’ayin 48103
Israel

Dear Sirs:

We hereby consent to the use of our name, Giza Singer Even ltd, with regards to the Impairment valuation studies as of December 31, 2015 in Partner Communications Company Ltd (Partner) Consolidated Financial Statements as of December 31, 2017, and in Partner's Form 20-F for the year ended December 31, 2017.

By  ___/s/_______

Giza Singer Even LTD.

Name: Nir Harush

Title: CEO - GSE financial advisory services LTD